UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 31, 2009

CREDIT ACCEPTANCE CORPORATION
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	000-20202	38-1999511
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

25505 West Twelve Mile Road, Southfield, Michigan		48034-8339
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	248-353-2700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

The information set forth below under Item 2.03 is hereby incorporated by reference into this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On August 31, 2009, Credit Acceptance Corporation (the "Company’) executed the First Amendment to Loan and Security Agreement ("Revolving Warehouse Amendment"), dated as of August 31, 2009 among the Company, CAC Warehouse Funding III, LLC, Fifth Third Bank, and Relationship Funding Company, LLC. The Revolving Warehouse Amendment increases the amount of the facility from $50.0 million to $75.0 million. In addition, the expiration of the revolving period on the facility was extended from May 23, 2010 to August 31, 2011 and the maturity of the facility was extended from May 23, 2011 to August 31, 2012. Finally, the interest rate was increased from a floating rate equal to Libor plus 177.5 basis points to Libor plus 375.0 basis points. There were no other material changes to the terms of the facility.

The Revolving Warehouse Amendment is attached as Exhibit 4(f)(122) to this Form 8-K and incorporated herein by reference. The Warehouse Amendment is also summarized in a press release issued by the Company on August 31, 2009, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01 Other Events.

On August 31, 2009, the Company issued a press release announcing the execution of the Revolving Warehouse Amendment. The press release is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

4(f)(122) First Amendment to Loan and Security Agreement, dated as of August 31, 2009 among the Company, CAC Warehouse Funding III, LLC, Fifth Third Bank and Relationship Funding Company, LLC.

99.1 Press Release dated August 31, 2009.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDIT ACCEPTANCE CORPORATION

August 31, 2009	By:	/s/ Douglas W. Busk

Name: Douglas W. Busk
Title: Senior Vice President and Treasurer

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Exhibit Index

Exhibit No.	Description

4.(f)(122)	First Amendment to Loan and Security Agreement, dated as of August 31, 2009 among the Company, CAC Warehouse Funding III, LLC, Fifth Third Bank and Relationship Funding Company, LLC.
99.1	Press Release dated August 31, 2009.